UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22044

Eaton Vance Risk-Managed Diversified Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place,

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place,

Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Risk-Managed Diversified Equity Income Fund (ETJ)

Semiannual Report

June 30, 2017

Commodity Futures Trading Commission Registration.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan.  Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0760 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2017

Eaton Vance

Risk-Managed Diversified Equity Income Fund

Table of Contents

Performance	2

Fund Profile	2

Fund Snapshot	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	18

Board of Trustees’ Contract Approval	19

Officers and Trustees	22

Important Notices	23

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Performance1,2

Portfolio Manager Michael A. Allison, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	07/31/2007	5.77%	8.88%	6.78%	4.42%
Fund at Market Price	—	10.17	7.23	9.08	3.72
S&P 500 Index	—	9.34%	17.90%	14.62%	7.58%
CBOE S&P 500 95–110 Collar	—	6.51	11.77	8.16	2.48

% Premium/Discount to NAV[3]
					–6.49%

Distributions[4]
Total Distributions per share for the period					$0.490
Distribution Rate at NAV					9.10%
Distribution Rate at Market Price					9.73%

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Apple, Inc.	4.3%

Microsoft Corp.	4.1

Alphabet, Inc., Class C	4.0

Johnson & Johnson	3.5

JPMorgan Chase & Co.	3.4

Visa, Inc., Class A	2.9

Home Depot, Inc. (The)	2.9

Amazon.com, Inc.	2.9

Altria Group, Inc.	2.5

Celgene Corp.	2.4

Total	32.9%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money, short-dated S&P 500 Index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls; Buy Index Puts

Equity Benchmark[1]	S&P 500 Index

Morningstar Category	Option Writing

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	54

% US / Non-US	97.7/2.3

Average Market Cap	$179.0 Billion

Call Options Written

% of Stock Portfolio	95%

Average Days to Expiration	16 days

% Out of the Money	1.5%

Put Options Purchased

% of Stock Portfolio	95%

Average Days to Expiration	16 days

% Out of the Money	2.0%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Index Put Option: Gives the option buyer the right to receive from the option seller (writer) a cash payment if the value of the index exceeds a specified value (exercise price or strike price) on or before a specified date (option expiration date). The buyer makes a cash payment (premium) to the seller of the option upon entering into the contract.

Out of the Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index. For an index put option, the extent to which the current value of the index exceeds the exercise price of the option.

3

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Endnotes and Additional Disclosures

[1]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 95-110 Collar Index is an unmanaged index of the S&P 500 stocks with a collar option strategy of buying put options and selling call options. The CBOE S&P 500 95-110 Collar Index commenced on September 2008; accordingly the Since Inception return is not available. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit was not included, the returns for since inception would have been 4.06% (at NAV) and 3.36% (at Market Price).

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed- End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

Effective April 19, 2017, the Fund is managed solely by Michael A. Allison.

4

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Portfolio of Investments (Unaudited)

Common Stocks — 99.2%

Security	Shares	Value

Air Freight & Logistics — 4.0%
C.H. Robinson Worldwide, Inc.	162,427	$11,155,486
FedEx Corp.	64,877	14,099,719

		$25,255,205

Auto Components — 1.6%
Delphi Automotive PLC	118,213	$10,361,369

		$10,361,369

Banks — 6.7%
JPMorgan Chase & Co.	240,456	$21,977,678
PNC Financial Services Group, Inc. (The)	94,799	11,837,551
Wells Fargo & Co.	166,321	9,215,847

		$43,031,076

Beverages — 1.4%
Constellation Brands, Inc., Class A	44,987	$8,715,331

		$8,715,331

Biotechnology — 2.4%
Celgene Corp.(1)	117,760	$15,293,491

		$15,293,491

Capital Markets — 3.3%
Charles Schwab Corp. (The)	241,337	$10,367,837
Goldman Sachs Group, Inc. (The)	47,642	10,571,760

		$20,939,597

Containers & Packaging — 2.6%
International Paper Co.	199,854	$11,313,735
Sealed Air Corp.	114,972	5,146,147

		$16,459,882

Diversified Telecommunication Services — 2.8%
AT&T, Inc.	273,420	$10,316,136
Zayo Group Holdings, Inc.(1)	248,502	7,678,712

		$17,994,848

Electric Utilities — 1.7%
NextEra Energy, Inc.	79,022	$11,073,353

		$11,073,353

Security	Shares	Value

Energy Equipment & Services — 0.8%
Oceaneering International, Inc.	209,196	$4,778,037

		$4,778,037

Equity Real Estate Investment Trusts (REITs) — 2.3%
Equity Residential	105,903	$6,971,594
Simon Property Group, Inc.	49,093	7,941,284

		$14,912,878

Food Products — 1.3%
Mondelez International, Inc., Class A	186,121	$8,038,566

		$8,038,566

Health Care Equipment & Supplies — 4.3%
Danaher Corp.	172,230	$14,534,490
Zimmer Biomet Holdings, Inc.	99,920	12,829,728

		$27,364,218

Household Durables — 2.5%
Newell Brands, Inc.	165,091	$8,852,179
Whirlpool Corp.	37,390	7,164,672

		$16,016,851

Household Products — 1.3%
Colgate-Palmolive Co.	111,694	$8,279,876

		$8,279,876

Industrial Conglomerates — 1.0%
General Electric Co.	227,134	$6,134,889

		$6,134,889

Insurance — 3.5%
American Financial Group, Inc.	103,986	$10,333,089
Chubb, Ltd.	84,585	12,296,967

		$22,630,056

Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc.(1)	19,080	$18,469,440

		$18,469,440

Internet Software & Services — 7.7%
Akamai Technologies, Inc.(1)	104,165	$5,188,459
Alphabet, Inc., Class C(1)	28,177	25,605,285

5	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Internet Software & Services (continued)
eBay, Inc.(1)	212,506	$7,420,710
GoDaddy, Inc., Class A(1)	261,989	11,113,573

		$49,328,027

IT Services — 2.9%
Visa, Inc., Class A	200,118	$18,767,066

		$18,767,066

Machinery — 4.1%
Caterpillar, Inc.	111,264	$11,956,430
Fortive Corp.	227,275	14,397,871

		$26,354,301

Multi-Utilities — 1.7%
Sempra Energy	97,085	$10,946,334

		$10,946,334

Oil, Gas & Consumable Fuels — 5.2%
Chevron Corp.	117,464	$12,255,019
ConocoPhillips	170,828	7,509,599
EOG Resources, Inc.	84,450	7,644,414
Phillips 66	65,888	5,448,279

		$32,857,311

Personal Products — 3.1%
Estee Lauder Cos., Inc. (The), Class A	120,969	$11,610,605
Unilever NV	142,047	7,841,243

		$19,451,848

Pharmaceuticals — 7.1%
Eli Lilly & Co.	171,331	$14,100,541
Johnson & Johnson	169,812	22,464,430
Zoetis, Inc.	134,742	8,405,206

		$44,970,177

Road & Rail — 2.1%
CSX Corp.	246,388	$13,442,929

		$13,442,929

Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	368,944	$12,448,171
NXP Semiconductors NV(1)	62,498	6,840,406

		$19,288,577

Security	Shares	Value

Software — 4.1%
Microsoft Corp.	377,606	$26,028,382

		$26,028,382

Specialty Retail — 2.9%
Home Depot, Inc. (The)	121,845	$18,691,023

		$18,691,023

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	191,261	$27,545,409

		$27,545,409

Textiles, Apparel & Luxury Goods — 2.1%
Lululemon Athletica, Inc.(1)	58,163	$3,470,586
NIKE, Inc., Class B	168,018	9,913,062

		$13,383,648

Tobacco — 2.5%
Altria Group, Inc.	212,720	$15,841,258

		$15,841,258

Total Common Stocks (identified cost $576,220,224)		$632,645,253

Put Options Purchased — 0.2%

Exchange-Traded Options — 0.2%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	208	$2,385.00	7/3/17	$7,800
S&P 500 Index	209	2,375.00	7/5/17	13,585
S&P 500 Index	209	2,380.00	7/7/17	43,368
S&P 500 Index	210	2,355.00	7/10/17	33,075
S&P 500 Index	209	2,385.00	7/12/17	109,725
S&P 500 Index	210	2,365.00	7/14/17	94,500
S&P 500 Index	209	2,395.00	7/17/17	192,280
S&P 500 Index	207	2,375.00	7/19/17	153,180
S&P 500 Index	205	2,375.00	7/21/17	173,225
S&P 500 Index	205	2,385.00	7/24/17	216,275
S&P 500 Index	204	2,375.00	7/26/17	204,000
S&P 500 Index	206	2,360.00	7/28/17	186,430

Total Put Options Purchased (identified cost $2,030,726)				$1,427,443

6	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 0.7%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.20%(2)	4,587,391	$4,588,309

Total Short-Term Investments (identified cost $4,588,309)		$4,588,309

Total Investments — 100.1% (identified cost $582,839,259)		$638,661,005

Call Options Written — (0.1)%

Exchange-Traded Options — (0.1)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	208	$2,460.00	7/3/17	$(1,040)
S&P 500 Index	209	2,460.00	7/5/17	(2,090)
S&P 500 Index	209	2,460.00	7/7/17	(8,360)
S&P 500 Index	210	2,450.00	7/10/17	(37,800)
S&P 500 Index	209	2,460.00	7/12/17	(23,513)
S&P 500 Index	210	2,450.00	7/14/17	(75,600)
S&P 500 Index	209	2,475.00	7/17/17	(14,630)
S&P 500 Index	207	2,465.00	7/19/17	(47,610)
S&P 500 Index	205	2,465.00	7/21/17	(63,550)
S&P 500 Index	205	2,465.00	7/24/17	(72,775)
S&P 500 Index	204	2,465.00	7/26/17	(86,700)
S&P 500 Index	206	2,450.00	7/28/17	(197,760)

Total Call Options Written (premiums received $2,108,433)				$(631,428)

Other Assets, Less Liabilities — 0.0%(3)				$38,628

Net Assets — 100.0%				$638,068,205

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2017.

(3)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2017
Unaffiliated investments, at value (identified cost, $578,250,950)	$634,072,696
Affiliated investment, at value (identified cost, $4,588,309)	4,588,309
Dividends receivable	461,770
Dividends receivable from affiliated investment	4,034
Receivable for premiums on written options	206,894
Tax reclaims receivable	233,202
Total assets	$639,566,905

Liabilities
Written options outstanding, at value (premiums received, $2,108,433)	$631,428
Payable for investments purchased	205,143
Payable to affiliates:
Investment adviser fee	526,296
Trustees’ fees	9,570
Accrued expenses	126,263
Total liabilities	$1,498,700
Net Assets	$638,068,205

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 63,667,079 shares issued and outstanding	$636,671
Additional paid-in capital	697,872,297
Accumulated net realized loss	(89,079,939)
Accumulated distributions in excess of net investment income	(28,680,640)
Net unrealized appreciation	57,319,816
Net Assets	$638,068,205

Net Asset Value
($638,068,205 ÷ 63,667,079 common shares issued and outstanding)	$10.02

8	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended June 30, 2017
Dividends (net of foreign taxes, $7,178)	$5,983,257
Dividends from affiliated investment	37,979
Total investment income	$6,021,236

Expenses
Investment adviser fee	$3,173,237
Trustees’ fees and expenses	20,075
Custodian fee	110,739
Transfer and dividend disbursing agent fees	8,869
Legal and accounting services	37,278
Printing and postage	122,070
Miscellaneous	27,728
Total expenses	$3,499,996

Net investment income	$2,521,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$110,222,783
Investment transactions — affiliated investment	2,503
Written options	(7,016,311)
Foreign currency transactions	(2,816)
Net realized gain	$103,206,159
Change in unrealized appreciation (depreciation) —
Investments	$(71,994,781)
Written options	(75,742)
Foreign currency	13,511
Net change in unrealized appreciation (depreciation)	$(72,057,012)

Net realized and unrealized gain	$31,149,147

Net increase in net assets from operations	$33,670,387

9	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
From operations —
Net investment income	$2,521,240	$6,878,517
Net realized gain (loss) from investment transactions, written options and foreign currency and forward foreign currency exchange contract transactions	103,206,159	(561,769)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(72,057,012)	(9,835,355)
Net increase (decrease) in net assets from operations	$33,670,387	$(3,518,607)
Distributions to shareholders —
From net investment income	$(31,196,869)	$(5,920,985)
Tax return of capital	—	(65,131,475)
Total distributions	$(31,196,869)	$(71,052,460)

Net increase (decrease) in net assets	$2,473,518	$(74,571,067)

Net Assets
At beginning of period	$635,594,687	$710,165,754
At end of period	$638,068,205	$635,594,687

Accumulated distributions in excess of net investment income and accumulated net investment loss, respectively, included in net assets
At end of period	$(28,680,640)	$(5,011)

10	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Financial Highlights

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015	2014	2013	2012
Net asset value — Beginning of period	$9.980		$11.150	$12.060	$12.720	$11.950	$12.640

Income (Loss) From Operations
Net investment income(1)	$0.040		$0.108	$0.197	$0.065	$0.088	$0.131
Net realized and unrealized gain (loss)	0.490		(0.162)	0.007	0.335	1.734	0.281

Total income (loss) from operations	$0.530		$(0.054)	$0.204	$0.400	$1.822	$0.412

Less Distributions
From net investment income	$(0.490)		$(0.093)	$(1.116)	$(1.116)	$(0.098)	$(0.129)
Tax return of capital	—		(1.023)	—	—	(1.018)	(1.028)

Total distributions	$(0.490)		$(1.116)	$(1.116)	$(1.116)	$(1.116)	$(1.157)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—		$—	$0.002	$0.056	$0.064	$0.055

Net asset value — End of period	$10.020		$9.980	$11.150	$12.060	$12.720	$11.950

Market value — End of period	$9.370		$8.960	$10.160	$10.660	$11.270	$10.430

Total Investment Return on Net Asset Value(2)	5.77	%(3)	0.60%	2.76%	4.49%	17.59%	5.42%

Total Investment Return on Market Value(2)	10.17	%(3)	(0.88)%	5.93%	4.25%	19.47%	11.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$638,068		$635,595	$710,166	$769,202	$851,013	$839,703
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.10	%(5)	1.11%	1.10%	1.10%	1.10%	1.09%
Net investment income	0.79	%(5)	1.05%	1.68%	0.52%	0.71%	1.07%
Portfolio Turnover	64	%(3)	79%	77%	66%	42%	48%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options, over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

12

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited) — continued

As of June 30, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

13

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2017, no amount of distributions is estimated to be a tax return of capital. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At December 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $189,481,522 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on December 31, 2017 ($90,364,771) and December 31, 2018 ($99,116,751), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

Additionally, at December 31, 2016, the Fund had a net capital loss of $1,099,743 attributable to security transactions incurred after October 31, 2016 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2017.

Additionally, at December 31, 2016, the Fund had a late year ordinary loss of $5,011, related to certain specified losses realized after October 31, 2016, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$581,180,951

Gross unrealized appreciation	$61,516,765
Gross unrealized depreciation	(5,464,154)

Net unrealized appreciation	$56,052,611

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2017, the Fund’s investment adviser fee amounted to $3,173,237. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $405,280,097 and $456,554,144, respectively, for the six months ended June 30, 2017.

14

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited) — continued

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended June 30, 2017 and the year ended December 31, 2016.

The Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program that has been in effect since August 6, 2012. Pursuant to the terms of the reauthorization of the program, the Fund may repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2017 and the year ended December 31, 2016.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2017 is included in the Portfolio of Investments. All of the securities of the Fund, unless otherwise pledged, are subject to segregation to satisfy the requirements of the escrow agent with respect to exchange-traded options. At June 30, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the six months ended June 30, 2017 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	2,701	$2,523,232
Options written	16,669	15,854,307
Options terminated in closing purchase transactions	(6,692)	(6,490,188)
Options exercised	(2,580)	(2,599,827)
Options expired	(7,607)	(7,179,091)

Outstanding, end of period	2,491	$2,108,433

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund pursues a “collared” options strategy which consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$1,427,443	$—
Written options	—	(631,428)

Total	$1,427,443	$(631,428)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

15

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(15,459,409)	$(382,951)
Written options	(7,016,311)	(75,742)

Total	$(22,475,720)	$(458,693)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the six months ended June 30, 2017, which is indicative of the volume of this derivative type, was 2,583 contracts.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Notes to Financial Statements (Unaudited) — continued

At June 30, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$76,922,331	$—		$—	$76,922,331
Consumer Staples	52,485,636	7,841,243		—	60,326,879
Energy	37,635,348	—		—	37,635,348
Financials	86,600,729	—		—	86,600,729
Health Care	87,627,886	—		—	87,627,886
Industrials	71,187,324	—		—	71,187,324
Information Technology	140,957,461	—		—	140,957,461
Materials	16,459,882	—		—	16,459,882
Real Estate	14,912,878	—		—	14,912,878
Telecommunication Services	17,994,848	—		—	17,994,848
Utilities	22,019,687	—		—	22,019,687

Total Common Stocks	$624,804,010	$7,841,243	*	$—	$632,645,253

Put Options Purchased	$1,427,443	$—		$—	$1,427,443
Short-Term Investments	—	4,588,309		—	4,588,309

Total Investments	$626,231,453	$12,429,552		$—	$638,661,005

Liability Description

Call Options Written	$(631,428)	$—		$—	$(631,428)

Total	$(631,428)	$—		$—	$(631,428)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. At June 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

17

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 20, 2017. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2020.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	53,627,388	2,164,719
Thomas E. Faust Jr.	53,578,724	2,213,383
Cynthia E. Frost	53,720,501	2,071,606
Scott E. Wennerholm	53,609,502	2,182,605

18

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

19

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks, and purchasing put options and selling call options on various indexes. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

20

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2016 for the Fund. In considering the Fund’s performance, the Board noted the adverse impact of, among other things, security selection in the financials and technology sectors. The Board noted that actions are being considered by the Adviser to address Fund performance and concluded that additional time is required to evaluate the implementation of such actions.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

21

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2017

Officers and Trustees

Officers of Eaton Vance Risk-Managed Diversified Equity Income Fund

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of June 30, 2017, Fund records indicate that there are 13 registered shareholders and approximately 31,011 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

23

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7759    6.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	August 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 24, 2017

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	August 24, 2017